UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2025

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HARVARD BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 October Hill Road

Holliston, MA 01746

(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2025, the Board of Directors (the “Board”) of Harvard Bioscience, Inc. (the “Company”) appointed Stephen DeNelsky to serve as a member of the Board, effective September 5, 2025. Mr. DeNelsky will serve as a Class I director with a term that will expire at the Company’s 2028 annual meeting of stockholders. Mr. DeNelsky was also appointed to serve as a member of the Nominating & Governance Committee of the Board.

Mr. DeNelsky, age 57, is a Managing Director at Oaktree Capital Management, a position he has held since 2022. Mr. DeNelsky was previously a Managing Director at Marathon Asset Management from 2019 to 2022 and President at Life Sciences Alternative Funding from 2011 to 2019. Mr. DeNelsky also currently serves on the board of directors of Visioncare Inc and previously served on the boards of Integrated Diagnostics and AMICAS, Inc. Mr. DeNelsky possesses thirty years of experience in the research, analysis, and valuation of public and private equities in the healthcare industry and has worked across several major sub-sectors of healthcare, including life sciences, pharmaceuticals, devices and services. Mr. DeNelsky earned his B.A. in Economics from the American University and his M.B.A. from the University of Maryland.

There is no arrangement between Mr. DeNelsky and any person pursuant to which he was selected as a director, and there is no family relationship between Mr. DeNelsky and any other director or executive officer of the Company.

In connection with his service on the Board, Mr. DeNelsky will receive standard compensation for non-employee directors of the Board at an approximate value of $135,000, to be composed of (i) an equity award of 110,000 restricted stock units and (ii) an annual cash retainer of $91,000.

Item 7.01. Regulation FD Disclosure.

On September 9, 2025, the Company issued a press release in connection with the appointment of Mr. DeNelsky to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 9, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: September 9, 2025	By:	/s/ Mark Frost
Mark Frost
Interim Chief Financial Officer